Exhibit 99.2

SL Green Realty Corp.

Second Quarter

Supplemental Data

June 30, 2011

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release are forward-looking statements.  All forward-looking statements speak only as of the date of this press release.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, divergent interests from or the financial condition of our joint venture partners, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, all of which are beyond the Company’s control.  Additional information or factors that could affect the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.

The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2011 that will be released on Form 10-Q to be filed on or before August 9, 2011.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-21

Selected Financial Data	22-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity Summary	38-41
Annual Lease Expirations	42-43

Summary of Real Estate Acquisition/Disposition Activity	44-46
Corporate Information	47
Analyst Coverage	48
Supplemental Definitions	49

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

SECOND QUARTER 2011 HIGHLIGHTS UNAUDITED

Summary

New York, NY, July 26, 2011 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $92.9 million, or $1.08 per diluted share, for the quarter ended June 30, 2011, compared to $81.5 million, or $1.02 per diluted share, for the same quarter in 2010.

Net income attributable to common stockholders totaled $526.5 million, or $6.26 per diluted share, for the quarter ended June 30, 2011, compared to $137.0 million, or $1.75 per diluted share, for the same quarter in 2010. The per share increase was primarily due to a gain on the sale of 28 West 44th Street of $0.54 per diluted share and a purchase price fair value adjustment on the acquisition of our partner’s interest in 1515 Broadway of $5.52 per diluted share in 2011 compared to a gain on sale of $1.59 per diluted share in 2010.

Operating and Leasing Activity

For the second quarter of 2011, the Company reported revenues and operating income of $300.7 million and $164.7 million, respectively, an increase of 19.5 percent and 21.8 percent compared to $251.6 million and $135.2 million, respectively, for the same period in 2010.

Same-store GAAP NOI on a combined basis increased by 2.6 percent to $174.4 million for the second quarter of 2011, after giving consideration to 1515 Broadway and 521 Fifth Avenue as consolidated properties, as compared to the same quarter in 2010. Consolidated property NOI increased by 2.8 percent to $147.5 million and unconsolidated joint venture property NOI increased 1.3 percent to $26.9 million.

Occupancy for the Company’s same-store Manhattan portfolio, excluding 100 Church Street, at June 30, 2011 was 94.9 percent as compared to 94.5 percent for the same period in the previous year.  During the quarter, the Company signed 56 office leases in its Manhattan portfolio totaling 453,173 square feet.  Thirteen leases totaling 112,246 square feet represented office leases that replaced previous vacancy, while 43 office leases comprising 340,927 square feet had average starting rents of $54.44 per rentable square foot, representing a 0.3 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the second quarter was 8.6 years and average tenant concessions were 1.9 months of free rent with a tenant improvement allowance of $41.12 per rentable square foot.  Of the 359,583 square feet of office leases which commenced during the second quarter, 157,391 square feet represented office leases that replaced previous vacancy, while 202,192 square feet represented office leases that had average starting rents of $59.91 per rentable square foot, representing a 6.5 percent increase over the previously fully escalated rents on the same office spaces.

Occupancy for the Company’s Suburban portfolio was 86.4 percent at June 30, 2011.  During the quarter, the Company signed 28 office leases in the Suburban portfolio totaling 152,961 square feet.  Seven leases and 14,859 square feet represented office leases that replaced previous vacancy, while 21 office leases comprising 138,102 square feet had average starting rents of $31.60 per rentable square foot, representing an 5.5 percent decrease over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office

SECOND QUARTER 2011 HIGHLIGHTS UNAUDITED

leases signed in the second quarter was 5.4 years and average tenant concessions were 3.4 months of free rent with a tenant improvement allowance of $14.44 per rentable square foot.  Of the 180,505 square feet of office leases which commenced during the second quarter, 18,996 square feet represented office leases that replaced previous vacancy, while 161,509 square feet represented office leases that had average starting rents of $31.67 per rentable square foot, representing a 4.3 percent decrease over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the second quarter included:

•                  New lease/early renewal with Rothstein Kass & Company for 12 years for 88,049 square feet at 1350 Avenue of the Americas;

•                  New lease with UN Women for 10 years for 73,595 square feet at 220 East 42nd Street;

•                  Early renewal and expansion with Adzinia Media Group for 4.4 years for 34,920 square feet at 1350 Avenue of the Americas;

•                  New lease with Wilk Auslander LLP for 10 years for 33,799 square feet at 1515 Broadway;

•                  Early renewal with Skadden, Arps, Slate, Meagher & Flom LLP for 7.4 years for 56,126 square feet at 360 Hamilton Avenue, White Plains, Westchester County; and

•                  Early renewal with Bank of America for 5 years for 24,445 square feet at Jericho Plaza, Long Island.

Marketing, general and administrative, or MG&A, expenses for the quarter ended June 30, 2011 were $22.5 million, or 6.4 percent of total revenues including the Company’s share of joint venture revenue, compared to $18.4 million, or 5.7 percent of total revenues including the Company’s share of joint venture revenue, for the quarter ended June 30, 2010.

Real Estate Investment Activity

In April 2011, the Company acquired the entire interest of SITQ Immobilier, a subsidiary of Caisse de depot et placement du Quebec, or SITQ’s, in 1515 Broadway, thereby consolidating full ownership of the office building. The transaction valued the consolidated interests at $1.234 billion and the Company assumed its pro-rata share of the $458.8 million mortgage encumbering the property. This property, which was originally acquired by the joint venture in May 2002, was previously accounted for as an investment in unconsolidated joint ventures.

In May 2011, 280 Park Avenue equity partners Broadway Partners and Investcorp executed a recapitalization agreement with mezzanine debt holders SL Green and Vornado.  The recapitalization merged the parties’ respective equity and debt positions to form a new ownership structure for the Class A office property and included funding for an approximate $150 million repositioning and re-tenanting program.  The recapitalization followed the formation of a 50/50 joint venture between Vornado and SL Green that combined their mezzanine debt positions, which totaled $400 million.  That joint venture now holds a significant majority equity stake in the property.

SECOND QUARTER 2011 HIGHLIGHTS UNAUDITED

In May 2011, the Company successfully converted a debt position in 110 East 42nd Street into a substantial ownership interest in the office condominium, along with control of the asset. In connection with this transaction, the Company modified its senior mezzanine loan on the property simultaneous with the modification of the underlying mortgage loan.

In May 2011, SL Green sold its 359,000 square foot property located at 28 West 44th Street for $161.0 million and realized a gain of $46.1 million on the sale. The net sales proceeds were re-invested in a tax efficient manner.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $582.4 million at June 30, 2011, an increase of 0.5 percent, or $3.1 million, from March 31, 2011.  During the second quarter, the Company purchased and originated new debt investments totaling $55.7 million, which are directly or indirectly collateralized by commercial office properties, and received $35.5 million of proceeds from investments that were sold, redeemed or repaid.  The debt and preferred equity investment portfolio had a weighted average maturity of 3.4 years as of June 30, 2011 and had a weighted average yield for the quarter ended June 30, 2011 of 7.4 percent, exclusive of loans with a net carrying value of $85.9 million, which are on non-accrual status.

Financing and Capital Activity

In the second quarter of 2011, the Company sold approximately 3.3 million shares of common stock through ATM equity offering programs for aggregate gross proceeds of approximately $262.0 million ($258.1 million of net proceeds after related expenses). In 2011 to date, the Company has sold 6.7 million shares of its common stock through the ATM for aggregate gross proceeds of approximately $525.0 million ($517.1 million of net proceeds after related expenses). There is no additional capacity under these programs.

In April 2011, the Company refinanced 521 Fifth Avenue with a new $150.0 million 2-year mortgage which carries a floating rate of interest of 200 basis points over the 30-day LIBOR. In connection with that refinancing, the Company acquired the fee interest in the property for $15.0 million.

In May 2011, the Company repaid the $108.3 million mortgage securing the property located at Landmark Square, Stamford, Connecticut in anticipation of a new mortgage financing in the second half of 2011. This mortgage was scheduled to mature in February 2012.

In June 2011, the Company, along with New York State Teachers Retirement System its joint venture partner, refinanced 919 Third Avenue with a new 12-year $500.0 million mortgage which bears interest at a fixed rate of 5.116%. The new mortgage replaced the former 10-year, $250 million loan, which carried a balance of $219.9 million at payoff with a 6.867% interest rate which was scheduled to mature in August 2011.

In June 2011, the Company, along with Jeff Sutton, its joint venture partner, refinanced 1551/1555 Broadway when it closed on a new ten-year $180.0 million mortgage which bears interest

SECOND QUARTER 2011 HIGHLIGHTS UNAUDITED

at a fixed rate of 5.10%. The new mortgage replaced the former $127.4 million loan, which was scheduled to mature in October 2011.

In April 2011, the Company, along with The Moinian Group, its joint venture partner, refinanced the bridge loan on 3 Columbus Circle and replaced it with a $260.0 million 5-year mortgage with the Bank of China, which carries a floating rate of interest of 210 basis points over the 30-day LIBOR, at which point SL Green and Deutsche Bank, the bridge loan lenders, were repaid. The joint venture has the ability to increase the mortgage by $40.0 million based on meeting certain performance hurdles.

Dividends

During the second quarter of 2011, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.10 per share of common stock, which were paid on July 15, 2011 to stockholders of record on the close of business on June 30, 2011; and

•                  $0.4766 and $0.4922 per share on the Company’s Series C and D Preferred Stock, respectively, for the period April 15, 2011 through and including July 14, 2011, which were paid on July 15, 2011 to stockholders of record on the close of business on June 30, 2011, and reflect regular quarterly dividends which are the equivalent of annualized dividends of $1.9064 and $1.9688, respectively.

SL Green Realty Corp.
Key Financial Data
June 30, 2011
(Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$6.26	$1.01	$0.09	$1.42	$1.75
Funds from operations available to common stockholders - diluted	$1.08	$1.75	$0.93	$1.82	$1.02
Funds available for distribution to common stockholders - diluted	$0.57	$1.07	$0.35	$1.40	$0.67

Common Share Price & Dividends
At the end of the period	$82.87	$75.20	$67.51	$63.33	$55.04
High during period	$90.01	$75.63	$70.27	$66.61	$67.69
Low during period	$74.72	$66.96	$61.50	$50.41	$55.04
Common dividends per share	$0.100	$0.100	$0.100	$0.100	$0.100

FFO payout ratio	9.3%	5.7%	10.7%	5.5%	9.8%
FAD payout ratio	17.4%	9.4%	28.8%	7.1%	15.0%

Common Shares & Units
Common shares outstanding	84,559	80,925	78,307	78,252	78,209
Units outstanding	1,912	1,912	1,249	1,249	1,211
Total common shares and units outstanding	86,471	82,837	79,556	79,501	79,420

Weighted average common shares and units outstanding - basic	85,490	81,206	79,549	79,437	79,371
Weighted average common shares and units outstanding - diluted	86,010	81,643	79,937	79,781	79,791

Market Capitalization
Market value of common equity	$7,165,852	$6,229,342	$5,370,826	$5,034,798	$4,371,277
Liquidation value of preferred equity	392,500	392,500	392,500	392,500	392,500
Consolidated debt	5,597,585	5,020,380	5,251,013	4,628,207	4,558,947
Consolidated market capitalization	$13,155,937	$11,642,222	$11,014,339	$10,055,505	$9,322,724
SLG portion of JV debt	1,783,078	1,670,792	1,603,918	1,819,118	1,820,107
Combined market capitalization	$14,939,015	$13,313,014	$12,618,257	$11,874,623	$11,142,831

Consolidated debt to market capitalization	42.5%	43.1%	47.7%	46.0%	48.9%
Combined debt to market capitalization	49.4%	50.3%	54.3%	54.3%	57.2%

Consolidated debt service coverage	2.3	2.9	2.4	3.6	2.6
Consolidated fixed charge coverage	2.0	2.4	2.0	2.9	2.1
Combined fixed charge coverage	1.8	2.1	1.7	2.4	1.8

Supplemental Information	Second Quarter 2011

SL Green Realty Corp.
Key Financial Data
June 30, 2011
(Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

Selected Balance Sheet Data
Real estate assets before depreciation	$10,609,660	$9,377,934	$8,890,064	$8,599,674	$8,333,310
Investments in unconsolidated joint ventures	$896,632	$916,600	$631,570	$777,556	$775,765
Debt and Preferred Equity Investments	$582,418	$579,287	$963,772	$907,936	$867,393
Cash and cash equivalents	$390,229	$234,009	$332,830	$270,803	$339,577
Investment in marketable securities	$55,366	$64,440	$34,052	$72,090	$72,993

Total assets	$12,644,078	$11,442,366	$11,300,294	$10,587,875	$10,408,034

Fixed rate & hedged debt	$4,458,109	$4,117,683	$4,136,362	$3,360,132	$3,249,291
Variable rate debt	1,139,476	781,074	1,114,651	1,268,075	1,309,656
Total consolidated debt	$5,597,585	$4,898,757	$5,251,013	$4,628,207	$4,558,947

Total liabilities	$6,224,415	$5,682,787	$5,818,412	$5,202,544	$5,141,952

Fixed rate & hedged debt - including SLG portion of JV debt	$5,814,931	$5,100,904	$5,119,583	$4,620,699	$4,509,858
Variable rate debt - including SLG portion of JV debt	1,565,732	1,468,645	1,735,348	1,826,626	1,869,196
Total combined debt	$7,380,663	$6,569,549	$6,854,931	$6,447,325	$6,379,054

Selected Operating Data
Property operating revenues	$275,579	$259,245	$230,021	$226,709	$221,907
Property operating expenses	(114,194)	(108,201)	(100,782)	(101,734)	(97,621)
Property operating NOI	$161,385	$151,044	$129,239	$124,975	$124,286
NOI from discontinued operations	846	2,254	2,311	4,541	4,863
Total property operating NOI - consolidated	$162,231	$153,298	$131,550	$129,516	$129,149
SLG share of property NOI from JVs	38,690	41,878	47,870	46,357	50,485
Total property operating NOI - combined	$200,921	$195,176	$179,420	$175,873	$179,634
Debt and preferred equity investment income	15,144	64,678	22,383	84,377	20,788
Other income	9,932	7,249	10,578	8,065	8,877
Marketing general & administrative expenses	(22,454)	(20,021)	(20,695)	(18,474)	(18,379)
EBITDA - combined	$203,543	$247,082	$191,686	$249,841	$190,920

Consolidated DEBT to EBITDA (trailing-12 months)	7.2	6.8	7.8	7.0	7.7
Combined DEBT to EBITDA (trailing-12 months)	7.8	7.3	7.9	7.5	7.9

Consolidated interest	$69,276	$65,767	$61,292	$57,226	$57,649
Combined interest	$89,618	$84,151	$85,795	$79,511	$79,755
Preferred dividends	$7,545	$7,545	$7,545	$7,545	$7,545

SL Green Realty Corp.
Key Financial Data
June 30, 2011
(Dollars in Thousands Except Per Share and Sq. Ft.)

Manhattan Properties

	As of or for the three months ended
	6/30/2011		3/31/2011	12/31/2010	9/30/2010	6/30/2010

Selected Operating Data (Manhattan)
Property operating revenues	$248,595		$229,942	$202,979	$198,906	$194,626
Property operating expenses	97,734		91,776	85,125	86,172	80,483
Property operating NOI	$150,861		$138,166	$117,854	$112,734	$114,143
NOI from discontinued operations	846		2,254	2,311	4,541	4,863
Total property operating NOI - consolidated	$151,707		$140,420	$120,165	$117,275	$119,006

Other income - consolidated	$1,784		$1,808	$3,748	$2,311	$854

SLG share of property NOI from unconsolidated JV	$34,026		$37,456	$43,267	$41,582	$46,043

Portfolio Statistics (Manhattan)
Consolidated operating office buildings	24		23	22	22	22
Unconsolidated operating office buildings	7		7	8	8	8
	31		30	30	30	30

Consolidated operating office buildings square footage	17,197,945		15,601,945	15,141,945	15,141,945	14,829,700
Unconsolidated operating office buildings square footage	6,191,673		6,722,515	7,182,515	7,182,515	7,182,515
	23,389,618		22,324,460	22,324,460	22,324,460	22,012,215

Quarter end occupancy- same store - combined office (consolidated + joint venture)	93.6	%(1)	93.2%	92.7%	91.6%	91.7%

Office Leasing Statistics (Manhattan)
Total office leases commenced	46		63	54	44	49
Total office square footage commenced	359,583		703,023	793,667	510,463	461,492

Average rent psf - leases commenced	$59.91		$48.20	$46.19	$41.22	$40.09
Previously escalated rents psf	$56.25		$47.75	$47.44	$40.69	$41.95
Percentage of new rent over previously escalated rents (2)	6.5%		0.9%	-2.6%	1.3%	-4.4%
Tenant concession packages psf	$36.49		$23.54	$56.32	$18.78	$23.72
Free rent months	3.4		3.5	6.5	3.2	2.8

(1) Excluding 100 Church Street, which is in lease-up, occupancy would be 94.9% as of June 30, 2011

(2) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp.
Key Financial Data
June 30, 2011
(Dollars in Thousands Except Per Share and Sq. Ft.)

Suburban Properties

	As of or for the three months ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010

Selected Operating Data (Suburban)
Property operating revenues	$25,653	$28,002	$25,476	$27,157	$27,305
Property operating expenses	13,183	13,001	13,277	12,721	13,329
Property operating NOI	$12,470	$15,001	$12,199	$14,436	$13,976
NOI from discontinued operations	—	—	—	—	—
Total property operating NOI - consolidated	$12,470	$15,001	$12,199	$14,436	$13,976

Other income - consolidated	$342	$1,323	$2,548	$392	$707

SLG share of property NOI from unconsolidated JV	$4,665	$4,422	$4,586	$4,776	$4,444

Portfolio Statistics (Suburban)
Consolidated operating office buildings	25	25	25	25	25
Unconsolidated operating office buildings	6	6	6	6	6
	31	31	31	31	31

Consolidated operating office buildings square footage	3,863,000	3,863,000	3,863,000	3,863,000	3,863,000
Unconsolidated operating office buildings square footage	2,941,700	2,941,700	2,941,700	2,941,700	2,941,700
	6,804,700	6,804,700	6,804,700	6,804,700	6,804,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	86.4%	86.3%	87.3%	87.0%	87.9%

Office Leasing Statistics (Suburban)
Total office leases commenced	36	32	29	17	22
Total office square footage commenced	180,505	139,793	332,707	206,666	103,076

Average rent psf - leases commenced	$31.67	$33.50	$29.50	$29.31	$30.80
Previously escalated rents psf	$33.10	$34.62	$33.30	$32.24	$31.63
Percentage of new rent over previously escalated rents (1)	-4.3%	-3.2%	-11.4%	-9.1%	-2.6%
Tenant concession packages psf	$14.96	$18.65	$20.31	$11.56	$12.47
Free rent months	3.2	4.7	4.6	2.8	3.1

(1) Calculated on space that was occupied within the previous 12 months

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Assets
Commercial real estate properties, at cost:
Land & land interests	2,472,584	1,974,994	1,750,220	$1,459,690	$1,392,730
Buildings & improvements fee interest	6,835,204	5,754,193	5,840,701	5,838,978	5,647,490
Buildings & improvements leasehold	1,289,664	1,520,150	1,286,935	1,288,798	1,280,882
Buildings & improvements under capital lease	12,208	12,208	12,208	12,208	12,208
	10,609,660	9,261,545	8,890,064	$8,599,674	$8,333,310
Less accumulated depreciation	(1,008,064)	(953,993)	(916,293)	(871,910)	(832,436)
	$9,601,596	$8,307,552	$7,973,771	$7,727,764	$7,500,874

Other real estate investments:
Investment in and advances to unconsolidated joint ventures	896,632	916,600	631,570	777,556	775,765
Debt and Preferred Equity Investments, net	582,418	579,287	963,772	907,936	867,393

Assets held for sale, net	—	104,808	—	—	—
Cash and cash equivalents	390,229	234,009	332,830	270,803	339,577
Restricted cash	85,370	107,835	137,673	153,667	157,515
Investment in marketable securities	55,366	64,440	34,052	72,090	72,993
Tenant and other receivables, net of $16,548 reserve at 6/30/11	28,452	26,314	27,054	29,470	22,734
Related party receivables	2,579	3,653	6,295	7,088	6,026
Deferred rents receivable, net of reserve for tenant credit loss of $29,352 at 6/30/11	244,008	223,552	201,317	190,481	184,739
Deferred costs, net	182,241	180,712	172,517	156,502	147,605
Other assets	575,187	693,604	819,443	294,518	332,813

Total Assets	$12,644,078	$11,442,366	$11,300,294	$10,587,875	$10,408,034

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Liabilities
Mortgages & other loans payable	$3,978,345	$3,280,084	$3,400,468	$2,896,946	$2,800,866
Senior unsecured notes	1,019,240	1,018,674	1,100,545	831,261	858,081
Revolving credit facility	500,000	500,000	650,000	800,000	800,000
Accrued interest and other liabilities	102,710	150,895	38,149	21,357	24,645
Accounts payable and accrued expenses	130,735	123,728	133,389	144,814	144,168
Deferred revenue	300,093	294,634	307,678	320,712	325,228
Capitalized lease obligations	17,077	17,060	17,044	17,028	16,979
Deferred land lease payable	18,322	18,318	18,267	18,204	18,140
Dividends and distributions payable	14,861	14,563	14,182	14,203	14,228
Security deposits	43,032	43,196	38,690	38,019	39,617
Liabilities related to assets held for sale	—	121,635	—	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	$6,224,415	$5,682,787	$5,818,412	$5,202,544	$5,141,952

Noncontrolling interest in operating partnership (1,912 units outstanding) at 6/30/11	158,418	143,756	84,338	79,117	66,640

Equity
SL Green Realty Corp. Stockholders’ Equity:
7.625% Series C Perpetual Preferred Shares	274,022	274,022	274,022	274,000	274,000
7.875% Series D Perpetual Preferred Shares	96,321	96,321	96,321	96,321	96,321
Common stock, $.01 par value, 160,000 shares authorized, 87,723 issued and outstanding at 6/30/11	878	844	817	816	816
Additional paid—in capital	4,105,442	3,836,453	3,660,842	3,570,752	3,563,980
Treasury stock (3,426 shares) at 6/30/11	(307,419)	(306,170)	(303,222)	(303,222)	(302,705)
Accumulated other comprehensive loss	(21,589)	(13,011)	(22,659)	(30,936)	(30,305)
Retained earnings	1,721,440	1,207,504	1,172,963	1,180,667	1,081,895
Total SL Green Realty Corp. stockholders’ equity	5,869,095	5,095,963	4,879,084	4,788,398	4,684,002

Noncontrolling interest in other partnerships	392,150	519,860	518,460	517,816	515,440

Total equity	$6,261,245	$5,615,823	$5,397,544	$5,306,214	$5,199,442

Total liabilities and equity	$12,644,078	$11,442,366	$11,300,294	$10,587,875	$10,408,034

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2011	2010	2011	2011	2010
Revenues
Rental revenue, net	$240,585	$193,252	$228,970	$469,555	$385,462
Escalation and reimbursement revenues	34,994	28,655	30,275	65,269	58,749
Investment income	15,144	20,788	64,678	79,823	41,167
Other income	9,932	8,877	7,249	17,180	17,075
Total Revenues, net	300,655	251,572	331,172	631,827	502,453

Equity in net income from unconsolidated joint ventures	2,184	10,005	8,206	10,390	25,381
Gain (loss) on early extinguishment of debt	971	(1,276)	—	971	(1,389)

Expenses
Operating expenses	62,406	52,748	60,300	122,710	109,531
Ground rent	7,813	7,679	7,834	15,647	15,501
Real estate taxes	43,975	37,194	40,067	84,042	74,166
Loan loss and other investment reserves, net of recoveries	1,280	4,985	(3,150)	(1,870)	10,985
Transaction related costs	1,217	4,104	2,434	3,651	5,162
Marketing, general and administrative	22,454	18,379	20,021	42,475	36,778
Total Operating Expenses	139,145	125,089	127,506	266,655	252,123

Operating Income	164,665	135,212	211,872	376,533	274,322

Interest expense, net of interest income	68,990	56,941	65,073	134,063	113,729
Amortization of deferred financing costs	2,690	1,571	3,806	6,496	3,867
Depreciation and amortization	65,539	55,373	63,497	129,036	110,898
Loss (gain) on equity investment in marketable securities	6	—	127	133	285

Income from Continuing Operations	27,440	21,327	79,369	106,805	45,543

Income (loss) from discontinued operations	560	2,403	737	1,298	4,320
Gain (loss) on sale of discontinued operations	46,085	—	—	46,085	—
Equity in net gain (loss) on sale of joint venture interest / real estate	—	126,769	—	—	126,769
Purchase price fair value adjustment	475,102	—	13,788	488,890	—
Net Income	549,187	150,499	93,894	643,078	176,632

Net income attributable to noncontrolling interests	(15,184)	(5,916)	(5,462)	(20,645)	(9,855)

Net Income (Loss) Attributable to SL Green Realty Corp	534,003	144,583	88,432	622,433	166,777

Dividends on perpetual preferred shares	7,545	7,545	7,545	15,089	14,660

Net Income (Loss) Attributable to Common Stockholders	$526,458	$137,038	$80,887	$607,344	$152,117

Earnings per Share
Net income (loss) per share (basic)	$6.30	$1.76	$1.02	$7.44	$1.95
Net income (loss) per share (diluted)	$6.26	$1.75	$1.01	$7.40	$1.94

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited ($000’s omitted - except per share data)

		Three Months Ended		Three Months Ended	Six Months Ended
		June 30,	June 30,	March 31,	June 30,	June 30,
		2011	2010	2011	2011	2010
Funds from operations
Net Income (Loss) Attributable to Common Stockholders		$526,458	$137,038	$80,887	$607,344	$152,117

Add:	Depreciation and amortization	65,539	55,373	63,497	129,036	110,898
	Discontinued operations depreciation adjustments	—	1,532	676	676	3,059
	Joint ventures depreciation and noncontrolling interests adjustments	7,074	8,721	6,234	13,308	17,492
	Net income attributable to noncontrolling interests	15,184	5,916	5,462	20,645	9,855
	Loss (gain) on equity investment in marketable securities	—	—	—	—	285
Less:	Gain (loss) on sale of discontinued operations	46,085	—	—	46,085	—
	Equity in net gain (loss) on sale of joint venture property / real estate	—	126,769	—	—	126,769
	Purchase price fair value adjustment	475,102	—	13,788	488,890	—
	Non-real estate depreciation and amortization	212	358	213	425	530
	Funds From Operations	$92,856	$81,453	$142,755	$235,609	$166,407

	Funds From Operations - Basic per Share	$1.09	$1.03	$1.76	$2.82	$2.10

	Funds From Operations - Diluted per Share	$1.08	$1.02	$1.75	$2.81	$2.09

Funds Available for Distribution
FFO		$92,856	$81,453	$142,755	235,609	166,407

Add:	Non real estate depreciation and amortization	212	358	213	425	530
	Amortization of deferred financing costs	2,690	1,571	3,806	6,496	3,867
	Non-cash deferred compensation	8,203	8,572	9,179	17,382	11,600
Less:	FAD adjustment for Joint Ventures	4,380	11,020	4,776	9,156	21,901
	FAD adjustment for discontinued operations	—	(217)	(58)	(58)	(456)
	Straight-line rental income and other non cash adjustments	23,706	18,354	52,769	76,474	35,641
	Second cycle tenant improvements	18,235	3,450	4,929	23,164	6,261
	Second cycle leasing commissions	3,340	2,810	4,798	8,138	7,153
	Revenue enhancing recurring CAPEX	726	434	587	1,313	468
	Non-revenue enhancing recurring CAPEX	4,212	2,909	1,058	5,270	4,478

Funds Available for Distribution		$49,362	$53,194	$87,094	$136,455	$106,959
	Diluted per Share	$0.57	$0.67	$1.07	$1.62	$1.34

Second cycle tenant improvements		$7,817	$6,770	$3,363	$11,180	$7,387
Second cycle leasing commissions		$841	$865	$—	$841	$2,051
Redevelopment Costs		$7,011	$3,314	$1,609	$8,620	$6,239

Payout Ratio of Funds From Operations		9.3%	9.8%	5.7%	7.1%	9.6%
Payout Ratio of Funds Available for Distribution		17.4%	15.0%	9.4%	12.3%	14.9%

CONDENSED CONSOLIDATED STATEMENT OF EQUITY Unaudited ($000's omitted)

								Accumulated
	Series C	Series D						Other
	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2010	$274,022	$96,321	$817	$3,660,842	$(303,222)	$1,172,963	$518,460	$(22,659)	$5,397,544

Net Income attributable to SL Green						622,433	6,888		629,321
Preferred Dividend						(15,089)			(15,089)
Cash distributions declared ($0.20 per common share)						(16,571)			(16,571)
Cash distributions to noncontrolling interests							(133,731)		(133,731)
Comprehensive Income - Unrealized loss on derivative instruments								(2,835)	(2,835)
Comprehensive Income - SLG share unrealized loss on derivative instruments of JVs								3,417	3,417
Comprehensive Income - Unrealized loss on investments								488	488
Net proceeds from exercise of stock options			2	7,089					7,091
Redemption of units and dividend reinvestment proceeds			—	731					731
Consolidation of joint venture							533		533
Reallocation of noncontrolling interests in the operating partnership						(42,296)			(42,296)
Issuance of common stock			56	419,407					419,463
Deferred compensation plan			3	542	(4,197)				(3,652)
Amortization of deferred compensation				16,831					16,831
Balance at June 30, 2011	$274,022	$96,321	$878	$4,105,442	$(307,419)	$1,721,440	$392,150	$(21,589)	$6,261,245

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2010	78,306,702	1,249,274		79,555,976	—	79,555,976

YTD share activity	6,253,098	662,376		6,915,474		6,915,474
Share Count at June 30, 2011 - Basic	84,559,800	1,911,650	—	86,471,450	—	86,471,450

Weighting Factor	(2,927,791)	(53,219)	505,009	(2,476,001)		(2,476,001)
Weighted Average Share Count at June 30, 2011 - Diluted	81,632,009	1,858,431	505,009	83,995,449	—	83,995,449

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Property Joint Ventures Unaudited ($000’s omitted)

	June 30, 2011		June 30, 2010
	Total Property	SLG Property Interest	Total Property	SLG Property Interest
Land & land interests	$1,402,703	$638,522	$1,404,878	$683,647
Buildings & improvements fee interest	4,749,323	2,010,346	4,156,737	1,758,661
Buildings & improvements leasehold	29,708	13,369	264,964	131,240
	6,181,734	2,662,237	5,826,579	2,573,548
Less accumulated depreciation	(430,818)	(174,644)	(429,074)	(188,615)

Net real estate	$5,750,916	$2,487,593	$5,397,505	$2,384,933

Cash and cash equivalents	72,528	32,782	81,055	36,870
Restricted cash	70,452	34,032	36,028	14,852
Debt investments	29,312	14,656	—	—
Tenant receivables, net of $870reserve at 6/30/11	16,911	6,179	19,018	7,614
Deferred rents receivable, net of reserve for tenant credit loss of $2,886 at 6/30/11	71,325	26,374	176,201	89,107
Deferred costs, net	96,643	37,424	123,114	53,055
Other assets	293,816	127,180	157,813	60,275

Total assets	$6,401,903	$2,766,220	$5,990,734	$2,646,706

Mortgage loans payable	$4,176,352	$1,783,078	$4,096,357	$1,820,107
Derivative instruments-fair value	30,044	15,099	41,207	20,850
Accrued interest payable	94,600	46,101	12,636	5,697
Accounts payable and accrued expenses	62,816	29,781	60,099	26,461
Deferred revenue	150,006	56,920	125,846	45,243
Security deposits	5,019	2,463	8,303	4,125
Contributed Capital (1)	1,883,066	832,778	1,646,286	724,223

Total liabilities and equity	$6,401,903	$2,766,220	$5,990,734	$2,646,706

As of June 30, 2011 the Company had twenty two unconsolidated joint venture interests. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the Company’s financial statements. We consolidated the accounts of the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue and a 51% interest in 750 Washington Avenue.

(1)

Contributed capital includes adjustments to capital to reflect our share of capital based on implied sales prices of partially sold or contributed properties. Our investment in an unconsolidated joint venture reflects our actual contributed capital base.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Property Joint Ventures Unaudited ($000’s omitted)

			Three Months Ended
	Three Months Ended June 30, 2011		March 31, 2011	Three Months Ended June 30, 2010
		SLG	SLG		SLG
	Total Property	Property Interest	Property Interest	Total Property	Property Interest
Revenues
Rental revenue, net	$101,357	$45,562	$51,663	$134,391	$62,062
Escalation and reimbursement revenues	9,125	4,162	6,690	14,531	7,428
Other income	3,310	1,600	714	900	304
Total Revenues, net	$113,792	$51,324	$59,067	$149,822	$69,794

Expenses
Operating expenses	$15,178	$6,974	$10,249	$21,164	$10,489
Ground rent	902	117	123	1,025	171
Real estate taxes	12,290	5,543	6,817	17,591	8,649
Total Operating Expenses	$28,370	$12,634	$17,189	$39,780	$19,309

GAAP NOI	$85,422	$38,690	$41,878	$110,042	$50,485
Cash NOI	$80,490	$37,482	$39,504	$95,256	$44,023

Transaction related costs	$752	$372	$20	$1,075	$591
Interest expense, net of interest income	49,490	20,342	18,384	51,197	22,106
Amortization of deferred financing costs	4,097	1,526	1,511	4,331	1,779
Depreciation and amortization	33,865	14,266	13,760	36,546	16,004

Net Income	$(2,782)	$2,184	$8,203	$16,893	$10,005

Plus: Real estate depreciation	33,831	14,259	13,752	36,513	15,997
Funds From Operations	$31,049	$16,443	$21,955	$53,406	$26,002

FAD Adjustments:
Plus: Non real estate depreciation and amortization	$4,131	$1,533	$1,519	$4,381	$1,795
Less: Straight-line rental income and other non-cash adjustments	(5,526)	(1,582)	(2,253)	(14,429)	(6,362)
Less: Second cycle tenant improvement	(6,570)	(3,172)	(2,347)	(9,641)	(4,606)
Less: Second cycle leasing commissions	(2,281)	(1,024)	(1,441)	(2,803)	(1,106)
Less: Recurring CAPEX	(411)	(135)	(254)	(1,693)	(741)
FAD Adjustment	$(10,657)	$(4,380)	$(4,776)	$(24,185)	$(11,020)

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Property Joint Ventures Unaudited ($000’s omitted)

	Six Months Ended June 30, 2011		Six Months Ended June 30, 2010
		SLG		SLG
	Total Property	Property Interest	Total Property	Property Interest
Revenues
Rental revenue, net	$211,150	$97,225	$280,881	$128,802
Escalation and reimbursement revenues	21,386	10,852	34,441	17,238
Other income	4,816	2,314	8,640	3,966
Total Revenues, net	$237,352	$110,391	$323,962	$150,006

Expenses
Operating expenses	$34,865	$17,223	$50,306	$24,750
Ground rent	1,816	240	2,050	342
Real estate taxes	25,740	12,360	39,897	19,408
Total Operating Expenses	$62,421	$29,823	$92,253	$44,500

GAAP NOI	$174,931	$80,568	$231,709	$105,506
Cash NOI	$162,724	$76,986	$204,906	$93,669

Transaction related costs	$817	$392	$1,075	$591
Interest expense, net of interest income	93,439	38,726	100,887	43,644
Amortization of deferred financing costs	7,785	3,037	8,598	3,536
Depreciation and amortization	65,589	28,026	74,293	32,354

Net Income	$7,301	$10,387	$46,856	$25,381

Plus: Real estate depreciation	65,520	28,011	74,228	32,340
Funds From Operations	$72,821	$38,398	$121,084	$57,721

FAD Adjustments:
Plus: Non real estate depreciation and amortization	$7,854	$3,052	$8,680	$3,559
Less: Straight-line rental income and other non-cash adjustments	(12,396)	(3,835)	(26,062)	(11,621)
Less: Second cycle tenant improvement	(11,288)	(5,519)	(15,027)	(7,619)
Less: Second cycle leasing commissions	(5,181)	(2,465)	(9,405)	(5,027)
Less: Recurring CAPEX	(1,109)	(389)	(2,745)	(1,193)
FAD Adjustment	$(22,120)	$(9,156)	$(44,559)	$(21,901)

SELECTED FINANCIAL DATA Capitalization Analysis Unaudited ($000’s omitted)

	6/30/2011		3/31/2011	12/31/2010	9/30/2010	6/30/2010

Market Capitalization
Common equity:
Common shares outstanding	84,559		80,925	78,307	78,252	78,209
OP units outstanding	1,912		1,912	1,249	1,249	1,211
Total common equity (shares and units)	86,471		82,837	79,556	79,501	79,420
Common share price (end of period)	$82.87		$75.20	$67.51	$63.33	$55.04
Equity market value	$7,165,852		$6,229,342	$5,370,826	$5,034,798	$4,371,277

Preferred equity at liquidation value:	392,500		392,500	392,500	392,500	392,500

Real Estate Debt
Mortgages & other loans payable	$3,978,345		$3,280,084	$3,400,467	$2,896,946	$2,800,866
Outstanding balance on unsecured credit line	500,000		500,000	650,000	800,000	800,000
Junior subordinated deferrable interest debentures	100,000		100,000	100,000	100,000	100,000
Unsecured notes	623,362		623,352	708,166	708,156	708,147
Convertible bonds	395,878		395,321	392,380	123,105	149,934
Liabilities related to assets held for sale	—		121,623	—	—	—
Total consolidated debt	5,597,585		5,020,380	5,251,013	4,628,207	4,558,947
Company’s portion of joint venture Debt	1,783,078		1,670,792	1,603,918	1,819,118	1,820,107
Total combined debt	7,380,663		6,691,172	6,854,931	6,447,325	6,379,054

Total market cap (debt & equity)	$14,939,015		$13,313,014	$12,618,257	$11,874,623	$11,142,831

Availability under Line of Credit
Senior unsecured line of credit	$897,181	(A)	$925,962	$776,872	$627,969	$626,980

(A) As reduced by $54,819 outstanding letters of credit.

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited ($000’s omitted)

		Three Months Ended		Three Months Ended	Six Months Ended
		June 30,	June 30,	March 31,	June 30,	June 30,
		2011	2010	2011	2011	2010
	Property NOI

	Property operating NOI	$161,385	$124,286	$151,044	$312,429	$245,011
	NOI from discontinued operations	846	4,863	2,254	3,100	9,219
	Total property operating NOI - consolidated	162,231	129,149	153,298	315,529	254,230
	SLG share of property NOI from JVs	38,690	50,485	41,878	80,568	105,506
	GAAP NOI	$200,921	$179,634	$195,176	$396,097	$359,736

Less:	Free rent (Net of Amortization)	2,962	2,234	3,984	6,946	5,548
	Net FAS 141 adjustment	4,413	6,300	7,669	12,082	12,769
	Straightline revenue adjustment	21,146	13,207	25,901	47,047	26,254

Plus:	Allowance for S/L tenant credit loss	2,201	1	1,563	3,765	1,425
	Ground lease straight-line adjustment	4	64	50	54	128
	Cash NOI	$174,605	$157,958	$159,235	$333,841	$316,718

	Components of Debt Service and Fixed Charges

	Interest expense	69,276	57,649	65,767	135,043	115,128
	Fixed amortization principal payments	9,280	6,854	7,529	16,810	13,993
	Total Consolidated Debt Service	78,556	64,503	73,296	151,853	129,121

	Payments under ground lease arrangements	7,817	7,743	7,884	15,701	15,628
	Dividend on perpetual preferred shares	7,545	7,545	7,545	15,089	14,660
	Total Consolidated Fixed Charges	93,918	79,791	88,725	182,643	159,409

	Interest Coverage Ratio	2.65	2.88	3.20	2.92	2.93
	Debt Service Coverage Ratio	2.33	2.57	2.87	2.59	2.61
	Fixed Charge Coverage Ratio	1.95	2.07	1.95	2.15	2.10

SELECTED FINANCIAL DATA 2011 Same Store - Consolidated Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2011	2010	%	2011	2011	2010	%
Revenues
	Rental revenue, net	$189,714	$190,008	-0.2%	$195,694	$385,407	$379,794	1.5%
	Escalation & reimbursement revenues	28,096	27,921	0.6%	27,910	56,006	57,577	-2.7%
	Other income	1,511	2,973	-49.2%	3,242	4,754	5,787	-17.9%
	Total Revenues	219,321	220,902	-0.7%	226,846	446,167	443,158	0.7%
Expenses
	Operating expenses	49,052	47,686	2.9%	51,861	100,913	98,400	2.6%
	Ground rent	8,009	7,988	0.3%	7,976	15,985	15,976	0.1%
	Real estate taxes	37,171	36,691	1.3%	37,108	74,279	73,024	1.7%
	Transaction related costs	—	2,891	-100.0%	135	135	2,891	-95.3%
		94,232	95,256	-1.1%	97,080	191,312	190,291	0.5%

	Operating Income	125,089	125,646	-0.4%	129,766	254,855	252,867	0.8%

	Interest expense & amortization of financing costs	36,415	37,278	-2.3%	37,891	74,306	75,159	-1.1%
	Depreciation & amortization	54,631	52,386	4.3%	55,118	109,748	104,834	4.7%

	Income before noncontrolling interest	34,043	35,982	-5.4%	36,757	70,801	72,874	-2.8%
Plus:	Real estate depreciation & amortization	54,621	52,377	4.3%	55,108	109,730	104,816	4.7%

	FFO	88,664	88,359	0.3%	91,865	180,531	177,690	1.6%

Less:	Non—building revenue	158	2,175	-92.7%	439	597	2,367	-74.8%

Plus:	Transaction related costs	—	2,891		135	135	2,891
	Interest expense & amortization of financing costs	36,415	37,278	-2.3%	37,891	74,306	75,159	-1.1%
	Non-real estate depreciation	10	9	11.1%	10	18	18	0.0%
	GAAP NOI	124,931	126,362	-1.1%	129,462	254,393	253,391	0.4%

Cash Adjustments
Less:	Free rent (net of amortization)	1,823	1,720	6.0%	2,651	4,474	5,298	-15.6%
	Straightline revenue adjustment	7,596	6,651	14.2%	12,602	20,198	13,612	48.4%
	Rental income - FAS 141	6,326	6,219	1.7%	7,542	13,868	12,752	8.8%
	Ground lease straight-line adjustment	(54)	331	-116.3%	(317)	(331)	663	-149.9%
Plus:	Allowance for S/L tenant credit loss	1,298	(283)	-558.7%	1,179	2,477	893	177.4%
	Cash NOI	$110,538	$111,158	-0.6%	$108,163	$218,661	$221,959	-1.5%

Operating Margins
	GAAP NOI to Real Estate Revenue, net	56.67%	57.85%		56.88%	56.78%	57.37%
	Cash NOI to Real Estate Revenue, net	50.14%	50.89%		47.53%	48.80%	50.25%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	60.30%	61.50%		60.39%	60.35%	60.99%
	Cash NOI before Ground Rent/Real Estate Revenue, net	53.80%	54.39%		51.17%	52.44%	53.72%

SELECTED FINANCIAL DATA 2011 Same Store - Joint Venture Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Six Months Ended
		June 30,	June 30,		March 31,	June 30,	June 30,
		2011	2010	%	2011	2011	2010	%
Revenues
	Rental revenue, net	$32,145	$31,479	2.1%	$31,989	$64,134	$63,411	1.1%
	Escalation & reimbursement revenues	1,411	1,641	-14.0%	1,392	2,802	3,158	-11.3%
	Other income	88	200	-56.0%	27	115	1,627	-92.9%
	Total Revenues	33,644	33,320	1.0%	33,408	67,051	68,196	-1.7%
Expenses
	Operating expenses	4,000	3,996	0.1%	4,489	8,489	8,535	-0.5%
	Ground rent	117	117	0.0%	117	234	234	0.0%
	Real estate taxes	2,550	2,493	2.3%	2,565	5,116	4,986	2.6%
		6,667	6,606	0.9%	7,171	13,839	13,755	0.6%

	Operating Income	26,977	26,714	1.0%	26,237	53,212	54,441	-2.3%

	Interest expense & amortization of financing costs	15,430	15,453	-0.1%	15,207	30,636	30,664	-0.1%
	Depreciation & amortization	10,662	10,547	1.1%	10,284	20,946	20,977	-0.1%

	Income before noncontrolling interest	885	714	23.9%	746	1,630	2,800	-41.8%
Plus:	Real estate depreciation & amortization	10,655	10,540	1.1%	10,277	20,932	20,964	-0.2%

	FFO	11,540	11,254	2.5%	11,023	22,562	23,764	-5.1%

Less:	Non—building revenue	80	151	-47.0%	25	105	174	-39.7%

Plus:	Interest expense & amortization of financing costs	15,430	15,453	-0.1%	15,207	30,636	30,664	-0.1%
	Non-real estate depreciation	7	7	0.0%	7	14	13	7.7%
GAAP NOI		26,897	26,563	1.3%	26,212	53,107	54,267	-2.1%

Cash Adjustments
Less:	Free rent (net of amortization)	437	764	0.0%	147	584	1,326	56%
	Straightline revenue adjustment	1,594	1,420	8.0%	1,637	3,231	2,364	36.7%
	Rental income - FAS 141	447	306	46.1%	500	947	806	17.5%
Plus:	Ground lease straight-line adjustment	10	10	0.0%	10	21	21	0.0%
	Allowance for S/L tenant credit loss	101	206	-51.0%	83	184	348	-47.1%
Cash NOI		$24,530	$24,289	1.0%	$24,021	$48,550	$50,140	-3.2%

Operating Margins
	GAAP NOI to Real Estate Revenue, net	80.11%	80.06%		78.50%	79.30%	79.75%
	Cash NOI to Real Estate Revenue, net	73.06%	73.21%		71.93%	72.50%	73.69%

	GAAP NOI before Ground Rent/Real Estate Revenue, net	80.46%	80.41%		78.85%	79.65%	80.10%
	Cash NOI before Ground Rent/Real Estate Revenue, net	73.11%	72.94%		72.04%	72.57%	73.52%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited ($000’s omitted)

	Principal		2011				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	6/30/2011	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
Secured fixed rate debt
673 First Avenue	30,347	5.67%	875	Feb-13		28,984	—	Open
609 Fifth Avenue	95,736	5.85%	1,539	Oct-13		92,062	—	Open
220 E 42nd Street	192,608	5.25%	4,327	Nov-13		182,342	—	Open
125 Park Avenue	146,250	5.75%	—	Oct-14		146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	130,680	7.22%	3,111	Oct-15		109,537	—	Open
500 West Putnam Avenue	24,804	5.52%	437	Jan-16		22,376	—	Open
420 Lexington Avenue	188,391	7.50%	1,531	Sep-16		175,740	—	Sep-12
300 Main Street	11,500	5.75%	—	Feb-17		11,500	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 W 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
110 E 42nd Street	65,000	5.81%	—	Jul-17		65,000	—	Open
292 Madison Avenue	59,099	6.17%	—	Aug-17		59,099	—	May-17
1 Madison Avenue - South Building	633,833	5.91%	13,337	May-20		404,531	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	3,277,148	5.81%	25,157			2,946,929
Secured fixed rate debt - Other
609 Partners, LLC	31,721	5.00%	—	Jul-14		31,721	—	Open
	31,721	5.00%	—			31,721
Unsecured fixed rate debt
Senior unsecured line of credit	30,000	3.19%	—	Jun-12		30,000	—	Open
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-15		100,000	—	—
Unsecured notes	274,784	6.00%	—	Mar-16		275,000	—	Open
Convertible notes	273,010	3.00%	—	Oct-17		345,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	657	4.00%	—	Jun-25	(2)	657	—	Jun-15
Convertible notes	122,211	3.00%	—	Mar-27	(3)	126,936	—	Apr-12
	1,149,240	5.23%	—			1,226,171
Total Fixed Rate Debt/Wtd Avg	4,458,109	5.66%	25,157			4,204,821

Floating rate debt
Secured floating rate debt
521 Fifth Avenue (Libor +200 bps)	150,000	2.20%	—	Apr-13		150,000	—	Open
1515 Broadway (Libor + 250 bps)	456,684	3.50%	11,337	Dec-14		420,675	—	Open
	606,684	3.18%	11,337			570,675

Secured floating rate debt - Other
Senior Mortgage (GBP Libor + 250 bps)	62,792	3.30%	—	Jun-13		62,792	—	Open
	62,792	3.30%	—			62,792

Unsecured floating rate debt
Senior unsecured line of credit (Libor + 90 bps)	470,000	1.19%	—	Jun-12		470,000	Jun-12	Open
	470,000	1.19%	—			470,000

Total Floating Rate Debt/Wtd Avg	1,139,476	2.37%	11,337			1,103,467

Total Debt/Wtd Avg - Consolidated	5,597,585	4.99%	36,494			5,308,288

Total Debt/Wtd Avg - Joint Venture	1,783,078	5.05%

Weighted Average Balance & Interest Rate with SLG JV Debt	7,440,842	5.03%

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2012.

DEBT SUMMARY SCHEDULE - Joint Venture Unaudited ($000’s omitted)

				2011			As-Of
	Principal Outstanding - 6/30/11			Principal	Maturity	Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt

1604-1610 Broadway	27,000	12,150	5.66%	227	Apr-12	11,882	—	Open
100 Park Avenue	213,813	106,693	6.64%	178	Sep-14	98,756	—	Sep-11
One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
280 Park Avenue	710,000	351,177	6.55%	—	Jun-16	341,953	—	Mar-16
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16	50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17	109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17	33,176	—	Open
141 Fifth Avenue	25,000	12,500	5.70%	—	Jun-17	12,500	—	Open
800 Third Avenue	20,910	8,981	6.00%	—	Aug-17	8,981	—	Open
388/390 Greenwich Street	1,106,757	559,995	5.19%	—	Dec-17	559,995	—	Open
1551/1555 Broadway	180,000	18,000	5.10%	—	Jul-21	18,000	—	May-21
Total Fixed Rate Debt/Wtd Avg	3,202,230	1,356,822	5.72%	405		1,339,393

29 West 34th Street (Libor + 165 bps)	54,150	27,075	1.87%	57	May-12	27,075	—	Open
379 West Broadway (Libor + 165 bps)	20,991	9,446	1.86%	—	Jul-12	9,446	—	Open
717 Fifth Avenue (Libor + 275 bps)	245,000	80,238	5.25%	—	Sep-11	80,238	—	Open
Meadows (Libor + 135 bps)	85,871	42,936	1.56%	1,168	Sep-12	41,561	—	Open
16 Court Street (Libor + 250 bps)	86,145	30,151	2.71%	—	Oct-13	30,151	—	Open
180-182 Broadway (Libor + 275 bps)	18,722	4,774	2.96%	—	Dec-13	4,774	—	Open
3 Columbus Circle (Libor + 210 bps)	258,730	126,519	2.88%	1,867	Jan-16	111,597	—	Open
600 Lexington Avenue (Libor + 200 bps)	125,000	68,750	2.28%	—	Oct-17	58,097	—	Open
11 West 34th Street (Libor + 250 bps)	17,891	5,367	4.82%	59	Jan-16	4,977	—	Jan-12
Mezzanine Debt (Libor + 90 bps)	30,000	15,000	1.12%	—	Jun-16	15,000	—	Open
388/390 Greenwich Street (Libor + 115 bps)	31,622	16,000	1.36%	—	Dec-17	16,000	—	Open
Total Floating Rate Debt/Wtd Avg	974,122	426,256	2.90%	3,150		398,915

Total Joint Venture Debt/Wtd Avg	4,176,352	1,783,078	5.05%	3,555		1,738,308

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

Covenants

Senior Unsecured Line of Credit Covenants
	Actual	Required
Total Debt / Total Assets	46.1%	Less than 60%
Secured Debt / Total Assets	32.1%	Less than 50%
Unsecured Debt / Unencumbered Assets	39.4%	Less than 60%
Unencumbered Interest Coverage	3.0	Greater than 1.75
Maximum FFO Payout	7.3%	Less than 95%

DEBT SUMMARY SCHEDULE - Reckson Unaudited ($000’s omitted)

Consolidated

	Principal		2011				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	6/30/2011	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	500,000	5.12%	—			450,608

Unsecured fixed rate debt
Unsecured notes	98,578	5.88%	—	Aug-14		98,578	—	Open
Unsecured notes	274,784	6.00%	—	Mar-16		275,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Convertible notes	657	4.00%	—	Jun-25	(2)	657	—	Jun-15
	624,019	6.68%	—			624,235

Total Debt/Wtd Avg - Consolidated	1,124,019	5.98%	—			1,074,843

Joint Venture

	Principal Outstanding - 6/30/11			2011 Principal	Maturity	Due at	As-Of Right	Earliest
	Gross Principal	SLG Share	Coupon	Amortization	Date	Maturity	Extension	Prepayment
Fixed rate debt

One Court Square	315,000	94,500	4.91%	—	Sep-15	94,500	—	Open
Total Debt/Wtd Avg - Joint Venture	315,000	94,500	4.91%	—		94,500

Total Debt/Wtd Avg - Consolidated + Joint Venture		1,218,519	5.90%	—		1,169,343

(1) Average Libor for the quarter used to determine coupon on floating rate debt.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Reckson Unsecured Notes Covenants
	Actual	Required
Total Debt / Total Assets	27.0%	Less than 60%
Secured Debt / Total Assets	12.0%	Less than 40%
Debt Service Coverage	3.5	Greater than 1.5
Unencumbered Assets / Unsecured Debt	465.0%	Greater than 150%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated ($000’s omitted)

	2011 Scheduled	2012 Scheduled	2013 Scheduled	2014 Scheduled	Deferred Land	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Lease Obligations (1)	Maturity

Operating Leases
673 First Avenue	$3,010	$3,010	$3,010	$3,010	$18,322	2037
420 Lexington Avenue (2)	10,933	10,933	10,933	10,933	—	2029	(3)
711 Third Avenue	5,468	10,500	10,500	10,500	—	2033
461 Fifth Avenue (2)	2,100	2,100	2,100	2,100	—	2027	(4)
625 Madison Avenue (2)	4,613	4,613	4,613	4,613	—	2022	(5)
1185 Avenue of the Americas (2)	6,909	6,909	6,909	6,909	—	2043
1055 Washing Blvd, Stamford (2)	615	615	615	615	—	2090

Total	$33,648	$38,680	$38,680	$38,680	$18,322

Capitalized Lease
673 First Avenue	$1,555	$1,555	$1,555	$1,515	$17,077	2037

(1) Per the balance sheet at June 30, 2011.

(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.

(3) Subject to renewal at the Company’s option through 2080.

(4) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(5) Subject to renewal at the Company’s option through 2054.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

	Assets	Weighted Average	Weighted Average	Current	LIBOR
	Outstanding	Assets During Quarter	Yield During Quarter	Yield	Rate (2)

3/31/2010	$787,131	$786,075	7.40%	8.08%	0.25%

Originations/Accretion (1)	$95,122
Preferred Equity	$1,399
Redemptions/Sales/Amortization/Reserves	$(16,259)
6/30/2010	$867,393	$814,208	8.14%	9.23%	0.35%

Originations/Accretion (1)	$255,543
Preferred Equity	$926
Redemptions/Sales/Amortization/Reserves	$(215,926)
9/30/2010	$907,936	$919,252	9.13%	7.27%	0.26%

Originations/Accretion (1)	$82,044
Preferred Equity	$941
Redemptions/Sales/Amortization/Reserves	$(27,149)
12/31/2010	$963,772	$926,440	7.93%	7.90%	0.30%

Originations/Accretion (1)	$104,642
Preferred Equity	$1,142
Redemptions/Sales/Amortization/Reserves	$(490,269)
3/31/2011	$579,287	$883,368	7.37%	6.19%	0.24%

Originations/Accretion (1)	$56,130
Preferred Equity	$987
Redemptions/Sales/Amortization/Reserves	$(53,986)
6/30/2011	$582,418	$579,434	6.12%	6.28%	0.19%

(1) Accretion includes original issue discounts and compounding investment income.

(2) LIBOR rate is as of June 30, 2011

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance (1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield

New York City

Senior Mortgage Debt	$31,500	$—	$207	8.00%	8.00%

Junior Mortgage Participation	$119,386	$695,719	$408	8.03%	7.97%

Mezzanine Debt	$258,290	$1,736,440	$825	6.23%	6.18%

Preferred Equity	$47,857	$203,956	$109	10.71%	10.48%

Other

Senior Mortgage Debt	$88,877	$—	$798	2.48%	2.46%

Mezzanine Debt	$13,536	$796,693	$190	3.69%	3.63%

Preferred Equity	$22,972	$979,175	$229	3.89%	3.91%

Balance as of 6/30/11	$582,418	$4,411,983	$604	6.12%	6.28%

Current Maturity Profile (2)

(1) Approximately 36.9% of our investments are indexed to LIBOR and are prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) The weighted maturity is 3.41 years.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments ($000’s omitted)

				Senior		Current
Investment Type	Book Value (1)	Location	Collateral Type	Financing	Last $ PSF	Yield

Mezzanine and Pref Equity	$86,538	New York City	Office	165,440	$109	10.73%
Mortgage Loan	86,339	London, U.K.	Office	—	$821	2.53%
Mezzanine Loan	83,378	New York City	Office	1,139,000	$1,109	0.00%
Mortgage and Mezzanine	63,710	New York City	Office/Retail	205,000	$389	6.52%
Mortgage Loan	49,000	New York City	Office	133,000	$475	8.50%
Mortgage and Mezzanine	46,381	New York City	Office	172,669	$435	9.31%
Mezzanine Loan	40,283	New York City	Office/Retail	165,000	$1,722	9.53%
Mezzanine and Pref Equity	36,508	Other	Office	796,693	$229	3.81%
Mortgage Loan	31,500	New York City	Office	—	$207	8.00%
Mezzanine Loan	17,668	New York City	Office	177,000	$382	8.90%

Total	$541,305			$2,953,802		6.18%

(1) Net of unamortized fees, discounts, and reserves

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-11		Mar-11	Dec-10	Sep-10	Jun-10	Rent ($’s)	100%	SLG	Tenants
					%	%		%	%	%	%	$	%	%
CONSOLIDATED PROPERTIES
“Same Store”
100 Church Street	Downtown	Fee Interest	1	1,047,500	3	70.5		59.9	59.9	43.4	43.4	26,811,120	3	2	11
120 West 45th Street	Midtown	Fee Interest	1	440,000	1	86.6		87.6	99.0	95.8	97.6	22,513,344	3	2	26
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	91.4		92.4	92.4	97.9	97.9	45,278,004	5	4	33
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	1	85.8		86.9	89.5	87.2	88.2	20,942,100	2	2	79
333 West 34th Street	Penn Station	Fee Interest	1	345,400	1	90.2		90.2	78.5	73.6	73.6	12,853,680	1	1	3
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	87.5		89.7	89.9	91.8	92.4	59,396,193	7	5	211
461 Fifth Avenue (3)	Midtown	Leasehold Interest	1	200,000	1	98.8		98.8	96.9	98.8	98.8	15,597,360	2	1	17
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	95.4		95.4	93.9	93.9	93.9	48,241,956	5	4	21
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.2		99.2	96.1	95.1	95.1	32,299,092	4	3	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	83.0		85.0	85.0	96.9	97.5	12,910,464	1	1	9
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	94.6		98.9	99.0	98.9	99.6	41,804,652	5	4	24
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	99.7		99.7	99.7	99.7	99.7	18,076,044	2	2	9
711 Third Avenue (1)	Grand Central North	Leasehold Interest	1	524,000	2	94.2		93.3	87.6	87.6	88.1	27,353,340	3	2	17
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	97.1		98.7	97.2	97.2	95.8	39,377,196	4	4	31
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	84.2		81.5	80.4	79.5	79.9	38,615,376	4	4	39
919 Third Avenue (2)	Grand Central North	Fee Interest	1	1,454,000	5	99.9		99.9	99.9	99.9	99.9	85,033,788	4	14
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	99.9		99.5	97.6	97.6	97.7	74,304,384	8	7	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	87.1		87.4	86.1	87.1	89.4	31,673,400	4	3	38
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	99.8		99.8	99.8	99.8	99.8	61,765,728	7	5	2
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	96.9		96.9	99.5	100.0	100.0	4,854,024	1	0	17

Subtotal / Weighted Average			20	14,178,700	47	92.5		92.1	91.4	90.6	90.9	$719,701,245	72	61	630

“Non Same Store”
110 East 42nd Street	Grand Central	Fee Interest	1	205,000	1	72.6		—	—	—	—	6,850,116	1	1	22
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	94.0		94.2	99.1	99.1	—	31,175,700	4	3	20
521 Fifth Avenue	Grand Central	Fee Interest	1	460,000	2	88.9		83.3	80.7	80.7	74.5	22,478,928	3	2	48
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	98.5		98.5	98.0	98.0	97.9	105,576,624	12	10	12

Subtotal / Weighted Average			4	3,019,245	10	94.3		95.0	95.4	95.4	92.9	$166,081,368	19	15	102

Total / Weighted Average Manhattan Consolidated Properties			24	17,197,945	57	92.8		92.6	92.1	91.4	91.1	$885,782,613	91	76	732

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	95.0		93.2	91.9	80.9	83.1	50,025,312		2	34
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	80.9		80.9	80.8	80.2	76.0	24,652,932		1	33
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0		100.0	100.0	100.0	100.0	104,501,052		5	1
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	36,516,840		1	1

Subtotal / Weighted Average			5	4,669,000	15	97.0		96.6	96.4	94.4	94.3	$215,696,136		9	69

“Non Same Store”
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	4	78.2		—	—	—	—	71,598,024		3	34
600 Lexington Avenue - 55%	Eastside	Fee Interest	1	303,515	1	80.9		81.9	84.6	88.6	93.6	15,875,508		1	27

Subtotal / Weighted Average			2	1,522,673	5	78.8		81.9	84.6	88.6	93.6	$87,473,532		4	61

Total / Weighted Average Unconsolidated Properties			7	6,191,673	21	92.5		95.7	95.7	94.0	94.2	$303,169,668		13	130

Manhattan Grand Total / Weighted Average			31	23,389,618	77	92.7		93.3	92.9	92.0	91.9	$1,188,952,281			862
Manhattan Grand Total - SLG share of Annualized Rent												$988,519,998		90
Manhattan Same Store Occupancy % - Combined				18,847,700	81	93.6	(4)	93.2	92.7	91.6	91.7

Portfolio Grand Total			62	30,194,318	100	91.3		91.7	91.6	90.9	91.0	$1,362,452,132			1,289
Portfolio Grand Total - SLG Share of Annualized Rent												$1,099,130,418		100

(1) Including Ownership of 50% in Building Fee.

(2) SL Green holds a 51% interest in this consolidated joint venture asset.

(3) SL Green holds an option to acquire the fee interest on this building.

(4) Excluding 100 Church Street, which is in lease-up, occupancy would be 94.9% as of June 30, 2011.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10	Rent ($’s)	100%	SLG	Tenants
					%	%	%	%	%	%	$	%	%
CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY

1100 King Street	Rye Brook, Westchester	Fee Interest	6	540,000	2	73.7	74.7	74.7	81.9	81.9	11,011,512	1	1	27
520 White Plains Road	Tarrytown, Westchester	Fee Interest	1	180,000	1	73.6	72.5	72.5	72.5	93.2	3,560,796	0	0	9
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	1	178,000	1	84.9	84.4	84.9	71.2	71.4	3,041,844	0	0	12
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	250,000	1	61.2	59.8	60.6	83.3	81.7	2,757,408	0	0	8
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	245,000	1	92.4	92.4	92.4	87.1	88.2	6,589,344	1	1	8
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	228,000	1	76.2	76.2	76.2	57.7	57.7	3,994,836	0	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	1	130,100	0	94.4	94.4	94.4	94.4	96.6	4,137,204	0	0	10
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	1	384,000	1	94.3	94.6	90.5	92.0	92.0	12,813,756	1	1	16

Westchester, NY Subtotal/Weighted Average			13	2,135,100	8	80.6	80.6	80.0	81.0	82.8	47,906,700	5	5	96

“Same Store” Connecticut
Landmark Square	Stamford, Connecticut	Fee Interest	6	826,000	3	85.3	83.0	88.7	85.5	85.4	18,980,580	2	2	100
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	88.5	88.5	84.5	84.5	84.5	3,948,264		0	7
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.6	91.6	95.4	95.4	95.4	6,780,564		0	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	89.2	91.3	86.6	86.6	86.0	5,872,116	1	1	22
300 Main Street	Stamford, Connecticut	Fee Interest	1	130,000	0	87.0	89.0	89.0	89.0	90.7	1,748,328	0	0	17
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	48.7	50.2	50.2	50.2	51.9	2,046,192	0	0	14
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	51.2	51.2	68.2	68.2	83.2	2,592,744	0	0	9

Connecticut Subtotal/Weighted Average			12	1,727,900	5	81.5	80.8	84.3	82.8	84.0	41,968,788	3	3	177

Total / Weighted Average Consolidated Properties			25	3,863,000	13	81.0	80.7	81.9	81.8	83.3	$89,875,488	9	8	273

UNCONSOLIDATED PROPERTIES
“Same Store”
One Court Square - 30%	Long Island City, New York	Fee Interest	1	1,402,000	5	100.0	100.0	100.0	100.0	100.0	39,819,192		1	1
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	78.8	79.5	83.2	84.7	84.7	12,379,188		1	52
16 Court Street - 35%	Brooklyn, NY	Fee Interest	1	317,600	1	88.7	88.5	87.5	84.8	86.1	10,107,203		0	66
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	95.3	95.3	95.3	92.9	92.9	21,318,780		0	35
Total / Weighted Average Unconsolidated Properties			6	2,941,700	10	93.6	93.7	94.3	93.8	93.9	$83,624,363		2	154

Suburban Grand Total / Weighted Average			31	6,804,700	23	86.4	86.3	87.3	87.0	87.9	$173,499,851			427
Suburban Grand Total - SLG share of Annualized Rent											$110,610,420		10
Suburban Same Store Occupancy % - Combined				6,804,700	100	86.4	86.3	87.3	87.0	87.9

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

												Gross Total
RETAIL												Book Value
141 Fifth Avenue - 50%	Flatiron	Fee Interest	1	13,000	4	100.0	100.0	100.0	100.0	77.6	2,523,795	14,922,829	6	2
1551-1555 Broadway - 10%	Times Square	Fee Interest	1	25,600	8	100.0	100.0	100.0	100.0	100.0	16,727,363	144,655,910	8	1
1604 Broadway - 63%	Times Square	Leasehold Interest	1	29,876	9	23.7	23.7	23.7	23.7	23.7	2,001,900	7,490,827	6	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	5	100.0	100.0	100.0	—	—	1,750,000	14,601,067	3	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	9	100.0	100.0	100.0	100.0	100.0	6,433,976	23,349,965	16	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	5	100.0	100.0	100.0	100.0	100.0	4,184,038	47,949,484	11	2
379 West Broadway - 45% (2)	Cast Iron/Soho	Leasehold Interest	1	62,006	19	100.0	100.0	100.0	100.0	100.0	3,485,624	22,187,815	8	5
717 Fifth Avenue - 32.75%	Midtown/Plaza District	Fee Interest	1	119,550	36	79.4	75.8	75.8	75.8	75.8	20,760,111	278,651,715	34	6
Williamsburg Terrace	Brooklyn, NY	Fee Interest	1	21,900	7	100.0	100.0	100.0	—	—	1,425,468	18,385,000	7	2
Total / Weighted Average Retail Properties			9	334,782	100	85.8	84.5	84.5	78.0	77.1	$59,292,275	$572,194,611	100	22

DEVELOPMENT
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	741,500	55	19.7	20.1	—	—	—	13,493,876	478,369,744	84	27
125 Chubb Way	Lyndhurst, NJ	Fee Interest	1	278,000	20	10.7	10.7	10.7	10.7	10.7	642,012	43,900,206	8	1
150 Grand Street	White Plains, NY	Fee Interest	1	85,000	6	14.5	15.8	15.8	15.1	15.1	292,098	15,549,190	4	9
7 Renaissance Square - 50%	White Plains, NY	Fee Interest	1	65,641	5	—	—	—	—	—	—	4,379,168	—	—
180-182 Broadway - 25.5%	Cast Iron/Soho	Fee Interest	2	153,000	11	—	—	—	49.0	49.0	—	61,010,254	—	—
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	3	10.8	10.8	10.8	10.8	10.8	300,220	9,449,898	4	1
Total / Weighted Average Development Properties			7	1,359,941	100	14.1	15.3	8.8	15.1	15.1	$14,728,206	$612,658,460	100	38

LAND
2 Herald Square (3)	Herald Square/Penn Station	Fee Interest	1	354,400	30	100.0	100.0	100.0	100.0	100.0	9,000,000	229,336,692	39
885 Third Avenue (3)	Midtown/Plaza District	Fee Interest	1	607,000	52	100.0	100.0	100.0	100.0	100.0	11,095,000	329,943,115	48
292 Madison Avenue (3)	Grand Central South	Fee Interest	1	203,800	17	100.0	100.0	100.0	100.0	100.0	3,150,000	68,008,083	14
Total / Weighted Average Land			3	1,165,200	100	100.0	100.0	100.0	100.0	100.0	$23,245,000	$627,287,890	100

(2) SL Green holds an option to acquire the fee interest on this property.

(3) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10	Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
810 Seventh Avenue	Times Square	Fee Interest	692,000	9	84.2	81.5	80.4	79.5	79.9	38,615,376	19	15	39
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	19	99.9	99.9	99.9	99.9	99.9	85,033,788		17	14
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	14	99.9	99.5	97.6	97.6	97.7	74,304,384	37	29	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	7	87.1	87.4	86.1	87.1	89.4	31,673,400	16	12	38

Total / Weighted Average Consolidated Properties			3,770,000	48	95.1	94.6	93.6	93.6	94.1	$229,626,948	73	73	109

Grand Total / Weighted Average			3,770,000	48	95.1	94.6	93.6	93.6	94.1	$229,626,948			109
Grand Total - SLG share of Annualized Rent										$187,960,392		73

Suburban Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Jun-11	Mar-11	Dec-10	Sep-10	Jun-10	Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	74.9	74.9	74.9	100.0	100.0	1,831,836	1	1	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.3	79.4	79.4	79.4	79.4	1,342,212	1	1	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.1	80.1	80.1	80.1	80.1	1,902,792	1	1	5
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	49.0	55.9	55.9	73.4	73.4	1,516,764	1	1	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	79.9	79.9	79.9	79.9	79.9	1,999,560	1	1	8
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	78.2	78.2	78.2	78.2	78.2	2,418,348	1	1	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	180,000	2	73.6	72.5	72.5	72.5	93.2	3,560,796	2	1	9
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	178,000	2	84.9	84.4	84.9	71.2	71.4	3,041,844	2	1	12
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	250,000	3	61.2	59.8	60.6	83.3	81.7	2,757,408	1	1	8
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	245,000	3	92.4	92.4	92.4	87.1	88.2	6,589,344	3	3	8
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	228,000	3	76.2	76.2	76.2	57.7	57.7	3,994,836	2	2	6
140 Grand Street	White Plains, Westchester	Fee Interest	130,100	2	94.4	94.4	94.4	94.4	96.6	4,137,204	2	2	10
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	384,000	5	94.3	94.6	90.5	92.0	92.0	12,813,756	6	5	16
680 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	133,000	2	88.5	88.5	84.5	84.5	84.5	3,948,264		1	7
750 Washington Avenue	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.6	91.6	95.4	95.4	95.4	6,780,564		1	8
1055 Washington Avenue	Stamford, Connecticut	Leasehold Interest	182,000	2	89.2	91.3	86.6	86.6	86.0	5,872,116	3	2	22

Total / Weighted Average Consolidated Properties			2,642,100	34	82.5	82.5	81.8	82.6	84.0	$64,507,644	27	23	133

UNCONSOLIDATED PROPERTIES

“Same Store”

One Court Square - 30%	Long Island City, New York	Fee Interest	1,402,000	18	100.0	100.0	100.0	100.0	100.0	39,819,192		5	1

Total / Weighted Average Unconsolidated Properties			1,402,000	18	100.0	100.0	100.0	100.0	100.0	$39,819,192		5	1

Grand Total / Weighted Average			4,044,100	52	88.6	88.6	88.1	88.6	89.6	$104,326,836			134
Grand Total - SLG share of Annualized Rent										$71,196,276		27

Reckson Portfolio Grand Total			7,814,100	100	91.7	91.5	90.8	91.0	91.7	$333,953,784			243
Portfolio Grand Total - SLG Share of Annualized Rent										$259,156,668	100	100

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

Wholly Owned Portfolio + Allocated JV Properties

Tenant Name	Property	Lease Expiration	Total Leased Square Feet	Annualized Rent ($)		PSF Annualized	% of Annualized Rent	SLG Share of Annualized Rent($)	% of SLG Share of Annualized Rent	Credit Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd & Court Square	Various	4,425,032	$163,493,486	(1)	$36.95	12.0%	$82,016,425	7.5%	A
Viacom International, Inc.	1515 Broadway	2015 & 2020	1,271,812	78,295,761		$61.56	5.7%	78,295,761	7.1%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue	2017 & 2020	1,242,155	67,119,130		$54.03	4.9%	67,119,130	6.1%	A+
Random House, Inc.	1745 Broadway	2018	644,598	36,516,834		$56.65	2.7%	11,780,331	1.1%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	39,102,252		$63.13	2.9%	19,942,148	1.8%
Omnicom Group, Inc.	220 East 42nd Street & 420 Lexington Avenue	2017	496,876	20,272,310		$40.80	1.5%	20,272,310	1.8%	BBB+
The City of New York	16 Court Street & 100 Church Street	2013, 2014 & 2017	345,903	14,327,079		$41.42	1.1%	13,298,605	1.2%
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	342,720	14,636,495		$42.71	1.1%	14,636,495	1.3%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,506,895		$37.21	0.8%	10,506,895	1.0%	BBB-
Polo Ralph Lauren Corporation	625 Madison Avenue	2019	269,269	16,103,889		$59.81	1.2%	16,103,889	1.5%	A-
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	15,735,122		$59.79	1.2%	8,024,912	0.7%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2016	255,156	12,293,456		$48.18	0.9%	11,271,471	1.0%	AA-
The Metropolitan Transportation Authority	333 West 34th Street & 420 Lexington Avenue	2011, 2016 & 2021	246,381	8,908,653		$36.16	0.7%	8,908,653	0.8%
New York Presbyterian Hospital	28 West 44th Street & 673 First Avenue	2021	232,772	9,016,792		$38.74	0.7%	9,016,792	0.8%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,120,388		$22.48	0.4%	5,120,388	0.5%
National Football League	280 Park Avenue	2012	205,145	11,509,665		$56.11	0.8%	5,692,853	0.5%
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	204,076	5,965,361		$29.23	0.9%	5,965,361	1.2%	A-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	11,836,380		$65.19	0.9%	11,836,380	1.1%	BBB
The City University of New York - CUNY	555 West 57th Street	2015 & 2030	179,589	6,540,622		$36.42	0.5%	6,540,622	0.6%
HF Management Services LLC	100 Church Street	2031	172,577	5,004,733		$29.00	0.4%	5,004,733	0.5%
Fuji Color Processing Inc.	200 Summit Lake Drive	2013	165,880	5,189,327		$31.28	0.4%	5,189,327	0.5%	AA-
King & Spalding	1185 Avenue of the Americas	2025	162,243	9,606,376		$59.21	0.7%	9,606,376	0.9%
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,220,181		$81.75	1.0%	13,220,181	1.2%	BBB+
National Hockey League	1185 Avenue of the Americas	2022	148,217	11,228,664		$75.76	0.8%	11,228,664	1.0%
New York Hospitals Center/Mount Sinai	625 Madison Avenue & 673 First Avenue	2016, 2021 & 2026	146,917	6,501,695		$44.25	0.5%	6,501,695	0.6%
D.E. Shaw and Company L.P.	120 West 45th Street	2013, 2015 & 2021	146,814	8,965,706		$61.07	0.7%	8,965,706	0.8%
Banque National De Paris	919 Third Avenue	2016	145,834	8,411,628		$57.68	0.6%	4,289,930	0.4%
The Segal Company	333 West 34th Street	2025	144,307	7,305,007		$50.62	0.5%	7,305,007	0.7%
Meredith Corporation	125 Park Avenue	2011	143,075	6,656,431		$46.52	0.5%	6,656,431	0.6%
Draft Worldwide	919 Third Avenue	2013	141,260	8,177,235		$57.89	0.6%	4,170,390	0.4%	BB+

Total			13,614,605	$637,567,553	(1)	$46.83	47.3%	$488,487,861	45.1%

Wholly Owned Portfolio + Allocated JV Properties			30,194,318	$1,362,452,132	(1)	$45.12		$1,099,130,418

(1) -	Reflects the net rent of $39.66 PSF for the 388-390 Greenwich Street lease. If this lease were included on a gross basis, Citigroup’s total PSF annualized rent would be $47.64.
Total PSF annualized rent for the largest tenants would be $50.25 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $46.69.
(2) -	43% of Portfolio’s largest tenants have investment grade credit ratings. 33% of SLG share of annualized rent is derived from these tenants.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Based on SLG Share of Base Rental Revenue

Leasing Activity - Manhattan Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Rent/Rentable SF ($’s)(1)

Vacancy at 3/31/11			1,494,122

Add: Acquired Vacancies	280 Park Avenue		265,214

	110 East 42nd Street		56,285

Less: Sold Vacancies	28 West 44th Street		(26,592)

Space which became available during the Quarter (A):
Office
	110 East 42nd Street	1	1,519	1,519	$38.71
	120 West 45th Street	1	10,000	10,000	$60.66
	220 East 42nd Street	1	11,969	11,969	$55.58
	317 Madison Avenue	3	12,358	13,711	$42.76
	420 Lexington Avenue	12	49,907	58,947	$46.26
	600 Lexington Avenue	1	6,780	6,334	$65.59
	609 Fifth Avenue	3	3,237	3,356	$56.85
	750 Third Avenue	1	10,831	12,057	$60.00
	810 Seventh Avenue	1	20,500	22,437	$40.25
	1350 Avenue of the Americas	1	1,238	1,265	$45.14
	Total/Weighted Average	25	128,339	141,595	$48.97

Retail
	125 Park Avenue	1	1,565	1,565	$89.21
	625 Madison Avenue	3	29,627	29,627	$89.29
	750 Third Avenue	1	1,380	1,380	$176.04
	1185 Avenue of the Americas	1	779	818	$70.00
	1350 Avenue of the Americas	1	290	290	$18.05
	Total/Weighted Average	7	33,641	33,680	$91.76

Storage
	220 East 42nd Street	1	818	818	$14.52
	420 Lexington Avenue	4	1,494	1,828	$25.34
	625 Madison Avenue	1	2,078	2,078	$30.00
	Total/Weighted Average	6	4,390	4,724	$25.52

	Total Space which became available during the Quarter
	Office	25	128,339	141,595	$48.97
	Retail	7	33,641	33,680	$91.76
	Storage	6	4,390	4,724	$25.52
		38	166,370	179,999	$56.36

	Total Available Space		1,955,399

(1)  Escalated Rent is calculated as Total Annual Income less Electric Charges.

(A)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space as of 6/30/11				1,955,399

Office
	100 Church Street	2	10.0	107,500	92,014	$30.22	$—	$63.34	5.8
	100 Park Avenue	2	9.6	15,000	16,300	$73.43	$59.08	$40.41	7.5
	110 East 42nd Street	1	2.0	1,519	1,519	$35.71	$38.71	$—	—
	120 West 45th Street	1	8.6	4,510	4,585	$54.00	$—	$79.36	3.0
	220 East 42nd Street	1	10.7	600	1,873	$41.50	$—	$69.24	8.0
	317 Madison Avenue	3	4.2	7,716	8,268	$40.89	$42.16	$4.93	0.7
	420 Lexington Avenue	12	4.2	23,789	29,798	$43.91	$48.25	$12.43	0.6
	521 Fifth Avenue	3	9.9	26,022	30,473	$42.88	$36.79	$48.48	6.0
	600 Lexington Avenue	1	2.9	3,567	3,801	$71.00	$61.56	$16.84	—
	625 Madison Avenue	1	0.5	3,343	5,314	$57.50	$50.33	$—	—
	711 Third Avenue	1	5.0	4,975	5,443	$45.00	$38.92	$—	3.0
	810 Seventh Avenue	3	9.0	39,255	44,234	$50.96	$60.05	$55.04	5.0
	1185 Avenue of the Americas	1	5.2	4,268	5,388	$57.00	$39.60	$66.48	2.0
	Total/Weighted Average	32	8.3	242,064	249,010	$42.94	$50.85	$47.09	4.6

Retail
	100 Church Street	1	17.7	4,443	4,443	$40.51	$—	$5.96	8.0
	625 Madison Avenue	1	5.0	3,618	3,618	$130.38	$130.38	$—	—
	Total/Weighted Average	2	12.0	8,061	8,061	$80.85	$130.38	$3.28	4.4

Storage
	120 West 45th Street	1	13.9	800	607	$20.00	$39.54	$—	0.0
	125 Park Avenue	1	9.6	150	150	$25.00	$—	$—	—
	220 East 42nd Street	1	5.0	818	775	$22.00	$15.33	$—	—
	420 Lexington Avenue	2	3.0	969	1,374	$26.74	$24.90	$—	—
	625 Madison Avenue	1	4.0	358	512	$38.00	$20.98	$—	—
	Total/Weighted Average	6	5.8	3,095	3,418	$26.08	$24.73	$—	0.0

Leased Space
	Office (3)	32	8.3	242,064	249,010	$42.94	$50.85	$47.09	4.6
	Retail	2	12.0	8,061	8,061	$80.85	$130.38	$3.28	4.4
	Storage	6	5.8	3,095	3,418	$26.08	$24.73	$—	0.0
	Total	40	8.4	253,220	260,489	$43.89	$52.91	$45.11	4.5

Total Available Space as of 6/30/11				1,702,179

Early Renewals
Office
	110 East 42nd Street	1	1.6	1,328	1,328	$45.00	$45.75	$—	—
	317 Madison Avenue	1	1.0	824	834	$43.00	$45.13	$—	—
	420 Lexington Avenue	5	5.3	10,794	13,708	$47.27	$48.69	$7.31	0.5
	461 Fifth Avenue	1	10.0	13,496	13,866	$75.00	$71.46	$15.00	3.0
	600 Lexington Avenue	1	10.4	5,238	5,638	$62.50	$52.62	$25.00	3.0
	810 Seventh Avenue	1	5.0	15,500	17,320	$55.00	$70.49	$10.00	—
	1350 Avenue of the Americas	4	8.7	56,509	57,879	$69.06	$59.45	$13.37	—
	Total/Weighted Average	14	7.8	103,689	110,573	$64.08	$60.73	$12.63	0.6

Storage
	461 Fifth Avenue	1	10.0	652	652	$30.00	31.92	$—	—
	Total/Weighted Average	1	10.0	652	652	$30.00	$31.92	$—	—

Renewals
	Early Renewals Office	14	7.8	103,689	110,573	$64.08	$60.73	$12.63	0.6
	Early Renewals Storage	1	10.0	652	652	$30.00	$31.92	$—	—
	Total	15	7.8	104,341	111,225	$63.88	$60.56	$12.55	0.6

(1)	Annual initial Base Rent.
(2)	Escalated Rent is calculated as Total Annual Income less Electric Charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $54.89/rsf for 91,619 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $59.91/rsf for 202,192 rentable SF.

Leasing Activity - Suburban Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Rent/Rentable SF ($’s)(1)

Vacancy at 3/31/11			1,028,964

Space which became available during the Quarter (A):
Office
	1100 King Street - 3 Int’l Drive	1	6,774	6,774	$30.47
	1100 King Street - 4 Int’l Drive	1	6,181	6,181	$27.90
	100 Summit Lake Drive	1	3,045	3,045	$24.25
	140 Grand Street	1	2,265	2,265	$34.93
	360 Hamilton Avenue	1	11,322	11,322	$38.05
	1 Landmark Square	3	10,485	10,485	$31.09
	4 Landmark Square	2	6,039	6,039	$34.45
	300 Main Street	3	5,516	6,039	$30.36
	1010 Washington Boulevard	2	2,880	6,039	$38.62
	1055 Washington Boulevard	1	3,855	6,039	$41.46
	The Meadows	3	10,284	6,039	$28.67
	16 Court Street	4	8,430	6,039	$34.02
	Total/Weighted Average	23	77,076	6,039	$32.65

Storage
	300 Main Street	1	100	100	$12.00
	1055 Washington Boulevard	1	95	95	$15.00
	Total/Weighted Average	2	195	195	$13.46

	Total Space which became available during the Quarter
	Office	23	77,076	77,076	$32.65
	Storage	2	195	195	$13.46
		25	77,271	77,271	$32.60

	Total Available Space		1,106,235

(1)	Escalated Rent is calculated as Total Annual Income less Electric Charges.
(A)	Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space as of 6/30/11				1,106,235

Office
	1100 King Street - 2 Int’l Drive	1	4.8	790	790	$32.00	$—	$14.78	—
	1100 King Street - 3 Int’l Drive	1	1.1	6,774	6,774	$26.00	$30.47	$—	—
	520 White Plains Road	1	5.3	2,069	2,069	$24.50	$26.95	$25.00	4.0
	115-117 Stevens Avenue	1	5.0	919	919	$22.50	$—	$28.22	—
	100 Summit Lake Drive	2	10.3	6,365	6,365	$25.00	$30.87	$50.32	3.0
	140 Grand Street	1	3.1	2,265	2,265	$29.50	$34.93	$5.00	1.0
	360 Hamilton Avenue	1	8.7	10,507	9,927	$36.00	$30.00	$25.00	5.0
	1 Landmark Square	4	2.5	15,053	15,053	$27.07	$31.33	$8.37	1.5
	3 Landmark Square	1	5.3	9,374	9,374	$30.00	$25.12	$30.00	3.0
	4 Landmark Square	2	10.0	10,575	10,927	$30.50	$33.33	$35.00	—
	300 Main Street	2	3.1	2,956	2,999	$27.67	$29.08	$2.00	1.3
	750 Washington Boulevard	1	5.3	3,828	3,828	$36.00	$—	$20.69	4.0
	1010 Washington Boulevard	1	1.0	642	642	$25.00	$25.00	$—	—
	The Meadows	4	3.3	6,400	6,400	$25.50	$27.00	$10.69	1.8
	16 Court Street	4	2.2	9,150	9,545	$35.61	$33.17	$—	—
	Total/Weighted Average	27	5.2	87,667	87,877	$29.79	$30.33	$18.35	1.8

Storage
	5 Landmark Square	1	3.6	100	100	$15.00	$12.00	$—	—
	Total/Weighted Average	1	3.6	100	100	$15.00	$12.00	$—	—

Leased Space
	Office (3)	27	5.2	87,667	87,877	$29.79	$30.33	$18.35	1.8
	Storage	1	3.6	100	100	$15.00	$12.00	$—	—
	Total	28	5.2	87,767	87,977	$29.78	$30.30	$18.33	1.8

Total Available Space as of 6/30/11				1,018,468

Early Renewals
Office
	115-117 Stevens Avenue	1	2.8	1,154	1,154	$22.50	$25.71	$28.22	—
	360 Hamilton Avenue	1	7.4	56,126	56,126	$35.00	$37.27	$17.00	5.0
	2 Landmark Square	1	2.0	3,158	3,158	$31.78	$31.13	$—	—
	3 Landmark Square	1	1.0	6,750	6,750	$31.78	$32.87	$—	—
	1055 Washington Boulevard	1	0.5	4,281	4,281	$34.00	$37.12	$—	—
	The Meadows	2	3.8	6,579	6,579	$27.29	$28.74	$15.27	0.7
	Jericho Plaza	1	7.0	12,404	12,404	$28.66	$32.00	$—	10.3
	16 Court Street	1	2.7	2,176	2,176	$31.00	$32.01	$—	—
	Total/Weighted Average	9	6.0	92,628	92,628	$32.96	$35.15	$11.74	4.5

Retail
	Jericho Plaza	1	5.0	24,445	24,445	$32.96	37.53	$10.00	2.5
	Total/Weighted Average	1	5.0	24,445	24,445	$32.96	$37.53	$10.00	2.5

Storage
	Jericho Plaza	1	7.0	458	458	$15.00	8.00	$—	—
	Total/Weighted Average	1	7.0	458	458	$15.00	$8.00	$—	—

Renewals
	Early Renewals Office	9	6.0	92,628	92,628	$32.96	$35.15	$11.74	4.5
	Early Renewals Retail	1	5.0	24,445	24,445	$32.96	$37.53	$10.00	2.5
	Early Renewals Storage	1	7.0	458	458	$15.00	$8.00	$—	—
	Total	11	5.8	117,531	117,531	$32.89	$35.54	$11.33	4.0

(1)	Annual initial Base Rent.
(2)	Escalated Rent is calculated as Total Annual Income less Electric Charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $29.92/rsf for 68,881 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $31.67/rsf for 161,509 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Properties

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Leased Sq. Ft.	Annualized Rent of Expiring Leases	Annualized Rent Per Leased Square Foot of Expiring Leases $/psf (3)	Year 2011 Weighted Average Asking Rent $/psf		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Leased Sq. Ft.	Annualized Rent of Expiring Leases	Annualized Rent Per Leased Square Foot of Expiring Leases $/psf (3)	Year 2011 Weighted Average Asking Rent $/psf

In 1st Quarter 2011 (1)	6	22,769	0.14%	$1,182,780	$51.95	$61.80		2	105,079	1.83%	$8,786,136	$83.61	$95.00
In 2nd Quarter 2011 (1)	6	31,560	0.19%	$1,984,308	$62.87	$79.61		—	—	—	—	—	—
In 3rd Quarter 2011	22	91,256	0.56%	$4,809,180	$52.70	$51.11		3	16,459	0.29%	$1,264,584	$76.83	$80.39
In 4th Quarter 2011	26	358,371	2.18%	$18,069,240	$50.42	$58.17		9	76,981	1.34%	$4,539,420	$58.97	$77.00

Total 2011	60	503,956	3.07%	$26,045,508	$51.68	$58.40		14	198,519	3.46%	$14,590,140	$73.49	$86.81

In 1st Quarter 2012	27	147,164	0.90%	$9,168,048	$62.30	$60.44		3	232,142	4.05%	$12,473,484	$53.73	$94.27
In 2nd Quarter 2012	41	182,542	1.11%	$9,691,476	$53.09	$66.50		5	63,592	1.11%	$3,874,536	$60.93	$89.99
In 3rd Quarter 2012	21	88,175	0.54%	$5,449,464	$61.80	$58.57		3	22,088	0.38%	$1,547,064	$70.04	$65.99
In 4th Quarter 2012	25	228,495	1.39%	$10,788,108	$47.21	$50.74		5	61,885	1.08%	$3,992,424	$64.51	$68.50

Total 2012	114	646,376	3.94%	$35,097,096	$54.30	$58.47		16	379,707	6.62%	$21,887,508	$57.64	$87.71

2013	112	1,259,780	7.68%	$68,908,152	$54.70	$52.07		6	56,611	0.99%	$3,471,408	$61.32	$72.10
2014	84	974,725	5.94%	$54,843,624	$56.27	$64.61		15	288,372	5.03%	$20,405,112	$70.76	$86.85
2015	94	2,050,624	12.49%	$116,676,324	$56.90	$58.52		15	160,405	2.80%	$8,481,624	$52.88	$62.67
2016	62	1,165,599	7.10%	$63,607,128	$54.57	$61.05		12	145,650	2.54%	$8,704,872	$59.77	$70.74
2017	55	1,678,011	10.22%	$90,272,923	$53.80	$55.34		12	184,154	3.21%	$13,899,324	$75.48	$79.90
2018	34	597,186	3.64%	$44,716,821	$74.88	$72.73		16	841,689	14.67%	$55,062,450	$65.42	$83.57
2019	21	631,000	3.84%	$35,406,456	$56.11	$58.59		8	220,939	3.85%	$15,983,652	$72.34	$81.96
2020	41	2,290,275	13.95%	$124,181,568	$54.22	$60.40		5	166,996	2.91%	$8,651,280	$51.81	$66.55
Thereafter	83	4,615,294	28.12%	$226,027,013	$48.97	$56.46		12	459,950	8.02%	$27,531,246	$59.86	$65.01
	760	16,412,826	100.00%	$885,782,613	$53.97	$58.44		131	3,102,992	54.08%	$198,668,616	$64.02	$70.11

							(4)	2	2,634,670	45.92%	$104,501,052
								133	5,737,662	100.00%	$303,169,668

(1) Includes month to month holdover tenants that expired prior to 6/30/11.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $39.66/psf with annual CPI escalation.

ANNUAL LEASE EXPIRATIONS - Suburban Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Leased Sq. Ft.	Annualized Rent of Expiring Leases	Annualized Rent Per Leased Square Foot of Expiring Leases $/psf (3)	Year 2011 Weighted Average Asking Rent $/psf	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Leased Sq. Ft.	Annualized Rent of Expiring Leases	Annualized Rent Per Leased Square Foot of Expiring Leases $/psf (3)	Year 2011 Weighted Average Asking Rent $/psf

In 1st Quarter 2011 (1)	17	104,187	3.55%	$1,324,908	$12.72	$14.14	6	24,078	0.89%	$697,128	$28.95	$29.81
In 2nd Quarter 2011 (1)	5	27,232	0.93%	$776,244	$28.50	$34.44	2	4,998	0.19%	$163,931	$32.80	$27.80
In 3rd Quarter 2011	14	80,711	2.75%	$2,845,476	$35.26	$32.90	4	15,362	0.57%	$516,192	$33.60	$29.04
In 4th Quarter 2011	7	20,409	0.70%	$634,272	$31.08	$32.42	7	42,312	1.57%	$1,265,796	$29.92	$29.64

Total 2011	43	232,539	7.93%	$5,580,900	$24.00	$24.63	19	86,750	3.22%	$2,643,047	$30.47	$29.48

1st Quarter 2012	12	43,379	1.48%	$1,414,812	$32.62	$33.58	5	68,633	2.55%	$2,707,596	$39.45	$33.27
2nd Quarter 2012	11	37,827	1.29%	$1,345,284	$35.56	$35.90	6	77,185	2.87%	$2,574,012	$33.35	$32.58
3rd Quarter 2012	9	60,621	2.07%	$1,804,836	$29.77	$33.52	5	20,355	0.76%	$688,308	$33.82	$33.89
4th Quarter 2012	7	67,177	2.29%	$2,248,356	$33.47	$34.16	6	91,908	3.42%	$3,316,200	$36.08	$35.34

Total 2012	39	209,004	7.13%	$6,813,288	$32.60	$34.17	22	258,081	9.59%	$9,286,116	$35.98	$33.85

2013	37	316,710	10.80%	$10,525,788	$33.23	$30.51	22	88,744	3.30%	$2,877,432	$32.42	$28.22
2014	32	275,961	9.41%	$8,850,624	$32.07	$30.87	30	302,318	11.23%	$10,656,864	$35.25	$32.73
2015	33	285,884	9.75%	$9,313,836	$32.58	$31.87	19	138,800	5.16%	$4,257,432	$30.67	$32.47
2016	41	654,080	22.30%	$20,208,744	$30.90	$34.44	5	86,787	3.23%	$2,760,876	$31.81	$32.76
2017	9	75,032	2.56%	$2,299,320	$30.64	$30.65	7	63,196	2.35%	$2,394,636	$37.89	$32.99
2018	13	150,139	5.12%	$5,085,720	$33.87	$35.40	5	61,523	2.29%	$2,226,396	$36.19	$32.93
2019	9	245,470	8.37%	$7,332,660	$29.87	$30.38	6	38,432	1.43%	$1,360,704	$35.41	$34.62
2020	11	234,319	7.99%	$6,328,644	$27.01	$33.22	8	1,436,236	53.37%	$40,798,020	$28.41	$34.98
Thereafter	14	253,342	8.64%	$7,535,964	$29.75	$32.01	9	130,031	4.83%	$4,362,840	$33.55	$38.79
	281	2,932,480	100.00%	$89,875,488	$30.65	$31.94	152	2,690,898	100.00%	$83,624,363	$31.08	$34.10

(1) Includes month to month holdover tenants that expired prior to 6/30/11.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	6/30/2011	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	87.5	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	94.2	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.2	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.2	$34,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	95.0	$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	85.8	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	98.5	$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	91.4	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	98.8	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	97.1	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	95.4	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	94.6	$231,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	99.8	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	88.9	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	83.0	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		95.4	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	80.9	$285,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	95.7	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	96.9	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	90.2	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	99.8	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	70.5	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	Eastside	303,515	93.6	80.9	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	94.0	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	88.9	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Times Square	Fee Interest	1,750,000	98.5	98.5	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	72.6	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	78.2	$1,110,000,000
				3,634,158			$2,651,270,000

(1)	Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2)	Ownership interest from November 01 - May 08 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	6/30/2011	Price ($’s) (1)

2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	87.0	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	87.3	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	80.6	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	95.3	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	48.7	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	51.2	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	88.7	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, Westchester	85,000	52.9	14.5	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	78.8	$111,500,000
				5,880,500			$1,637,240,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, Westchester	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	$20,767,307	$143
				815,000	$250,767,307

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Development & Land

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable sf	at acquisition	6/30/2011	Price ($’s) (1)

2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	100.0	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	90.0	100.0	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	100.0	$19,750,000
				169,082			$139,900,000

2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	79.4	$251,900,000
				160,550			$281,900,000

2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	—	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000

2008 Acquisition
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	—	$30,000,000
				46,280			$30,000,000

2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, NY	21,900	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, NY	65,641	—	—	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue (2)	Fee Interest	Grand Central South	203,800	100.0	100.0	$78,300,000
				1,269,891			$710,600,000

2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	741,500	20.1	19.7	$500,000,000

(1)       Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2)       Subject to long-term, third party net operating leases.

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable sf	Price ($’s)	Price ($’s/SF)

2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 E. 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 W 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611

2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490

2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494

2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

CORPORATE OFFICERS

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	Ross.smotrich@barcap.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Credit-Suisse	Andrew Rosivach	(415) 249-7942	andrew.rosivach@credit-suisse.com
Deutsche Bank	John Perry	(212) 250-4912	john.perry@db.com
FBR Capital Markets & Co.	Sri Nagarajan	(646) 885-5429	snagarajan@fbr.com
Goldman Sachs & Co.	Jonathan Habermann	(917) 343-4260	jonathan.habermann@gs.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Steven Benyik	(212) 707-6348	sbenyik@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Keefe, Bruyette & Woods	Sheila K. McGrath	212-887-7793	smcgrath@kbw.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
RBC Capital Markets	David B. Rodgers	(440) 715-2647	dave.rodgers@rbccm.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to EBITDA.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Equity income / (loss) from affiliates are generally accounted for on a cost basis and realized gains and losses are included in current earnings. For investments in private companies, the Company periodically reviews its investments and management determines if the value of such investments have been permanently impaired. Permanent impairment losses for investments in public and private companies are included in current earnings.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002 as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of properties, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).